J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Trust I

JPMorgan U.S. GARP Equity Fund

(All Share Classes)

(the “Fund”)

Supplement dated November 26, 2024

to the current Prospectuses and Summary Prospectuses, as supplemented

A special meeting of the shareholders was held on October 2, 2024, where shareholders and/or their designated proxies approved a proposal to change the Fund from a diversified company to a non-diversified company by eliminating the Fund’s related fundamental investment policy. As a result, effective on or about December 2, 2024 (the “Effective Date”), the Fund will begin operating as a non-diversified investment company. In connection with this change, as of the Effective Date, the Fund’s Prospectuses and Summary Prospectuses are modified as noted below:

The following will be added at the end of the third paragraph under “Risk/Return Summary — What are the Fund’s main investment strategies?” and at the end of the third paragraph under the “More About the Fund — Investment Strategies — U.S. GARP Equity Fund”:

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.

The “Significant Holding Risk” disclosure will be deleted under “Risk/Return Summary — The Fund’s Main Investment Risks” and the following risk factor will be added to the section:

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of the Fund which invests in more securities.

In addition, “Significant Holding Risk” disclosure in the “More About the Funds — Investment Risks” will no longer be applicable to the Fund and the following risk factor will be added to the risk table and in the section.

Non-Diversified Fund Risk. If a Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in a Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of a Fund’s Shares may also be more volatile than the value of a Fund which invests in more securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-GARP-1124